Enterprise Financial Services Corp 2021 First Quarter Earnings Webcast Filed by Enterprise Financial Services Corp pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 under the Securities and Exchange Act of 1934, as amended Subject Company: First Choice Bancorp Commission File No: 001-38476 Exhibit 99.2

Forward-Looking Statements Certain statements contained in this report may be considered forward-looking statements regarding Enterprise, including its wholly- owned subsidiary EB&T, FCBP, including its wholly-owned subsidiary First Choice, and Enterprise’s proposed acquisition of FCBP and First Choice. These forward-looking statements may include: statements regarding the acquisition, the consideration payable in connection with the acquisition, and the ability of the parties to consummate the acquisition. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that EFSC or FCBP anticipated in their forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits of the acquisition may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the acquisition may not be timely completed, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement; the outcome of any legal proceedings that may be instituted against EFSC or FCBP; that prior to the completion of the acquisition or thereafter, EFSC’s and FCBP’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, EFSC shareholder or FCBP shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that adverse regulatory conditions may be imposed in connection with regulatory approvals of the acquisition; reputational risks and the reaction of the companies’ employees or customers to the transaction; diversion of management time on acquisition-related issues; that the COVID-19 pandemic, including uncertainty and volatility in financial, commodities and other markets, and disruptions to banking and other financial activity, could harm Enterprise and FCBP’s business, financial position and results of operations, and could adversely affect the timing and anticipated benefits of the proposed acquisition; and those factors and risks referenced from time to time in EFSC’s or FCBP’s filings with the SEC, including in their Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, and their other filings with the SEC. For any forward-looking statements made in this press release or in any documents, EFSC and FCBP claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, each of EFSC and FCBP disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Additional Information Additional Information About the Merger and Where to Find It In connection with the proposed acquisition transaction, along with other relevant documents, a registration statement on Form S-4 will be filed with the SEC that will include a joint proxy statement/prospectus to be distributed to the shareholders of Enterprise and First Choice in connection with their votes on the acquisition. SHAREHOLDERS OF ENTERPRISE AND FIRST CHOICE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND RELATED MATTERS. FREE COPIES OF THESE DOCUMENTS MAY BE OBTAINED AS DESCRIBED BELOW. The final joint proxy statement/prospectus will be mailed to shareholders of Enterprise and First Choice. Investors and security holders will be able to obtain the documents, and any other documents Enterprise has filed with the SEC, free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by Enterprise in connection with the proposed acquisition will be available free of charge by (1) accessing Enterprise’s website at www.enterprisebank.com under the “Investor Relations” link, (2) writing Enterprise at 150 North Meramec, Clayton, Missouri 63105, Attention: Investor Relations, (3) accessing First Choice’s website at https://investors.firstchoicebankca.com under the “SEC Filings” tab, or (4) writing First Choice at 17785 Center Court Drive, N Suite 750, Cerritos, CA 90703, Attention: General Counsel. Participants in Solicitation First Choice and certain of their directors and executive officers, and Enterprise and certain of their directors, executive officers and other certain members of management and employees, may be deemed to be participants in the solicitation of proxies from the shareholders of First Choice and the shareholders of Enterprise in connection with the Merger. Information about the directors and executive officers of Enterprise is set forth in the proxy statement for Enterprise’s 2021 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 17, 2021. Information about the directors and officers of First Choice will be set forth in the Form-10-K/A, to be filed with the SEC on or about April 27, 2021 and in the proxy statement of First Choice to be filed on Schedule 14A during the third quarter of 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document, once filed, may be obtained as described in the preceding paragraph. 3

Financial Highlights - 1Q21 Capital • Tangible Common Equity/Tangible Assets - 8.18%; Adjusted for PPP* 8.84% • Quarterly dividend of $0.18 per share • Net Income $29.9 million; Earnings per Share $0.96 • PPNR* $40.7 million • ROAA 1.22%; PPNR ROAA* 1.66% • ROATCE* 14.92% Earnings *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Total Loans $7.3 billion • PPP Loans $737.7 million • Loan/Deposits 86% • Total Deposits $8.5 billion • Noninterest-bearing Deposits/Total Deposits 34% Asset Quality • Nonperforming Assets/Assets 0.42% • Nonperforming Loans/Loans 0.50% • Allowance Coverage Ratio 1.80%; 2.20% adjusted for guaranteed loans including PPP Acquisitions • Completed the core systems conversion of Seacoast • Announced acquisition of First Choice Bancorp on April 26, 2021 4

■ There were no layoffs or pay reductions as a result of the pandemic and on-site essential employees received premium wages for a period of time. ■ 70% of employees worked remotely during the pandemic. ■ In 2020 we invested over $1.5 billion in programs designed to promote small business and community development. ■ Enterprise University, which provides training courses, has helped more than 25,000 professionals. ■ The Company has been named a best bank to work for numerous times. ESG Highlights The 2020 Environmental, Social and Governance Report is available at enterprisebank.com/esg. Our Framework Additional Policies Every associate and Board Member receives and attests to our Code of Ethics annually and has access to our Ethics and Compliance Hotline to report potential violations of policies, procedures or regulations in a confidential manner. Our commitment to sustainability begins with the Board of Directors of Enterprise. As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure that our interactions with society and the environment are considered in connection with all business activities. Governance Pandemic Preparedness By utilizing our Business Continuity Plan and Pandemic Plan, we have been able to successfully navigate the COVID-19 pandemic with no significant interruptions. While the challenges brought on by COVID-19 are, in many ways, novel, we know we must remain prepared to deal with future pandemics. Climate With the oversight of our Board and the Risk Committee, we are beginning to formulate processes for identifying, measuring and modeling the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. Community Involvement We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. Our Community Impact Report is available at enterprisebank.com/ impact. Human Capital Several of our Guiding Principles focus on our associates and the communities in which we work and live. We pride ourselves on creating an open, diverse and transparent culture that celebrates teamwork and recognizes associates at all levels. Our Results 5

The Combination of Two Premier Franchises

Combined Financial Highlights[1]

Assets	Loans	Deposits
$12.7B	$9.3B	$10.4B

Further Investment and Expansion in San Diego and Orange Counties, and Entry into Los Angeles County

Attractive, High Growth California Market

#1 Most Populous State
#1 Economic Climate[2]
#1 Largest U.S. Economy by GDP[3]
#5 in Projected 2021 – 2026 Median HHI Growth (12.2%)

Strategic Benefits

- **Similar Cultures:** Relationship-focused banks with emphasis on superior performance, commitment to growth of associates, providing unmatched client service, and ensuring that the communities benefit from the success of the organizations.
- **Business Models:** Both banks have business models that allow bankers to deliver top-tier customer service to businesses and individuals in their market areas.
- **Business Mix:** Enterprise and First Choice have well-diversified business mixes, with strong core deposit franchises and high-quality, diversified loan portfolios. The addition of First Choice will also enhance Enterprise's infrastructure to support its existing California operations.
- **Credit Philosophy:** Both banks are "traditional" commercial banks, and First Choice complements Enterprise's credit profile with additional niches, further scaling existing investments and enhancing areas of existing focus for Enterprise.
- **Increased Scale:** The strategic fit and the financial merits of the transaction facilitate crossing $10 billion with momentum. The transaction will scale revenue and EPS while absorbing the financial impact of crossing $10 billion.
- **Strong Management:** Enterprise and First Choice management teams have experience leading high performance commercial banks in their respective regions, as well as integrating other businesses via acquisition.

ENTERPRISE BANK & TRUST®

\+

First Choice Bank™
First in Speed | Service | Solutions

Source: S&P Global Market Intelligence
1) Reflects consolidated financial information as of 3/31/2021 without giving effect to purchase accounting
2) 2021 Forbes Media LLC, U.S. News
3) Real GDP as of 2019

6

Loan Details 1Q21 4Q20 QTRChange 1Q20 LTM Change C&I $ 1,049 $ 1,103 $ (54) $ 1,181 $ (132) CRE, Investor Owned 1,491 1,421 70 1,316 175 CRE, Owner Occupied 806 826 (20) 744 62 SBA loans1 941 896 45 17 924 SBA PPP loans 738 699 39 — 738 Sponsor Finance 394 396 (2) 441 (47) Life Insurance Premium Financing 543 534 9 497 46 Residential Real Estate 300 318 (18) 346 (46) Construction and Land Development 438 474 (36) 446 (8) Tax Credits 388 383 5 354 34 Other 201 175 26 116 85 Total Loans $ 7,289 $ 7,225 $ 64 $ 5,458 $ 1,831 1Includes $617 million of SBA guaranteed loans In Millions 7

Total Loans By Business Unit In Millions Note: 4Q20 and 1Q21 excludes PPP loans **Acquisition of Seacoast closed on November 12, 2020 *4Q20 and 1Q21 include acquired Seacoast SBA loans 8

Specialty Deposits Community Associations $455 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $341 million in deposits. Specializing in the compliance on Property Management Trust Accounts. Third-Party Escrow $61 million in deposits. Growing product line providing independent escrow services. Trust Services $65 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $1.3 billion represent 15% of total deposits. Includes high concentration of noninterest-bearing deposits with a low cost of funds. Other $347 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 4Q20 1Q21 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $250 $500 In Millions 9

Noninterest Income Trend Other Fee Income DetailFee Income In Millions 17.5% 13.1% 16.6% 19.3% 12.5% 10

Net Interest Income Trend In Millions 25% NII Gro wth PPP Acceleration $5.2 Seacoast $8.0 11

Credit Trends for Loans 47.3% 42.6% 40.4% 38.1% 37.0% 1Q21 1Q20 NPAs/Assets = 0.42% 0.56% NPLs/Loans = 0.50% 0.68% ALLL/NPLs = 358.8% 247.8% ALLL/Loans** = 2.20% 1.69% Net Charge-offs (Recoveries) In Millions bps bps bps bps bps In Millions Loan Growth and Line of Credit Utilization* *Excludes acquisition of Seacoast for 4Q20 **Excludes guaranteed loans for 1Q21. 12

Transaction Summary Consideration and Transaction Value Other Transaction Considerations ▪ Transaction Structure ➢ Fixed Exchange Ratio: First Choice shareholders will receive 0.6603 shares of EFSC common stock for each share of FCBP common stock; ➢ 100% stock-for-stock consideration; and ➢ All FCBP options to be cashed out. ▪ Transaction Value1,2 ➢ $33.40 per share, or ~$398 million in aggregate. Transaction Multiples ▪ Price to LTM 1Q’21 EPS3: 11.5x ▪ Price to 2022E EPS with Synergies3,4: 10.4x ▪ Price to TBVPS5: 189% ▪ Pro Forma Ownership ➢ 80% Enterprise / 20% First Choice. ▪ Board Representation ➢ First Choice Chairman of the Board, Peter Hui, to join Enterprise Board of Directors. ▪ Required Approval ➢ Customary regulatory approvals and First Choice and Enterprise shareholder approval. ▪ Expected Closing ➢ 3rd quarter of 2021. 1) Based on EFSC’s 4/23/2021 closing stock price of $50.59 2) Aggregate deal value inclusive of options and outstanding RSAs 3) Data for LTM based on March 31, 2021. Data for 2022 is based on street consensus median estimates 4) Includes fully phased in cost saves for illustrative purposes 5) Data as of March 31, 2021 13

Key Transaction Assumptions Synergies Other FMV Adjustments ▪ Cost savings estimated at approximately 25% of FCBP’s 2021 consensus forecasted noninterest expense base (ex. CDI amortization). ▪ Revenue enhancements identified, but not modeled. Credit Mark and CECL Accounting ▪ Loan Interest Rate: $19.2 million mark-up. ▪ Time Deposit Mark: $0.3 million mark-up. ▪ Borrowings Mark: $0.5 million mark-up. ▪ Gross Credit Mark: $33.0 million: ➢ Loan Non-PCD Credit Mark: $22.7 million, accreted back into income over life of loans; and ➢ Loan PCD Credit Mark: $10.3 million. ▪ Non-PCD CECL Reserve of $22.7 million established day 2 through provision expense (reflects the “double count” of the non-PCD credit mark). Other Assumptions ▪ Core Deposit Intangible: 0.30%, amortized using sum-of-years digits over 10 years. ▪ Merger Expenses: $23.3 million in pre-tax, one-time expenses – fully reflected in pro forma tangible book value at closing. ▪ Earnings Estimates: ➢ EFSC: 1Q21 actual for EFSC, street consensus median estimates for remainder of 2021. Street consensus median estimates for EFSC in 2022. ➢ FCBP: 1Q21 actual for FCBP and street estimate for the remainder of 2021. Street estimate for FCBP for 2022. ▪ Revenue loss from Durbin Amendment included in modeling assumptions. 14

Strategic Acquisitions Complement Organic Growth1 Source: S&P Global Market Intelligence 1) Pro Forma metrics reflect combined forecasted financial information for 12/31/2021 and are based on median street consensus estimates for EFSC and FCBP, without giving effect to purchase accounting or transaction adjustments 2) Compound annual growth rate (CAGR) data is for 2016 – 2021 3) PPNR (Pre-Provision Net Revenue) reflects EFSC’s results for 2016-2020; Pro Forma PPNR reflects 1Q21 actual results and street consensus estimates for the 3 remaining quarters in 2021, absent any purchase accounting or cost savings A s s e ts ( $ B ) Asset 5-year CAGR2: 23.9% PPNR 5-year CAGR2: 23.1% PPNR3 ($MMs) $79.8 $103.1 $112.5 $140.4 $161.5 $225.7 Jefferson County Assets $933.1 Million $5.3 $7.3 $9.8 $12.7 $4.1 $4.4 $5.6 $6.1 $8.5 $10.2 $0.9 $1.2 $1.3 $2.5 2016 2017 2018 2019 2020 2021 Pro Forma Merger Contribution EFSC Assets 15

EFSC California Footprint 13.3 3.4 2.8 2.2 0.2 5.1 Los Angeles San Diego St. Louis Kansas City Santa Fe Phoenix Population (millions)2 Median 2021 Household Income ($)2 79,770 86,231 69,185 72,051 64,473 71,092 Los Angeles San Diego St. Louis Kansas City Santa Fe Phoenix Total Deposits in Market ($B)2 668.6 99.2 95.0 72.4 3.6 134.2 Los Angeles San Diego St. Louis Kansas City Santa Fe Phoenix Source: S&P Global Market Intelligence 1) Prior to any potential consolidation opportunities 2) Reflects MSA data Pro Forma 1Q21 California Loans $3.3 Billion Pro Forma 1Q21 California Deposits $3.1 Billion Pro Forma California Branches1 12 Demographics Median Household Income ($) 0 - 44,008 44,008 - 57,050 57,050 - 70,897 70,897 - 94,375 94,375 - 500,001 Orange County Los Angeles County San Diego County 16

Appendix First Quarter 2021 Earnings Webcast

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 18

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 SHAREHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS Shareholders’ equity $ 1,092,497 $ 1,078,975 $ 882,267 $ 867,963 $ 846,436 Less: Goodwill 260,567 260,567 210,344 210,344 210,344 Less: Intangible assets 21,670 23,084 21,820 23,196 24,585 Tangible common equity $ 810,260 $ 795,324 $ 650,103 $ 634,423 $ 611,507 Total assets $ 10,190,699 $ 9,751,571 $ 8,367,976 $ 8,357,501 $ 7,500,643 Less: Goodwill 260,567 260,567 210,344 210,344 210,344 Less: Intangible assets 21,670 23,084 21,820 23,196 24,585 Tangible assets $ 9,908,462 $ 9,467,920 $ 8,135,812 $ 8,123,961 $ 7,265,714 Tangible common equity to tangible assets 8.18% 8.40% 7.99% 7.81% 8.42% 19

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 CALCULATION OF PRE-PROVISION NET REVENUE Net interest income $ 79,123 $ 77,446 $ 63,354 $ 65,833 $ 63,368 Noninterest income 11,290 18,506 12,629 9,960 13,408 Less: Noninterest expense 52,884 51,050 39,524 37,912 38,673 Merger-related expenses 3,142 2,611 1,563 — — PPNR (excluding merger-related expenses) $ 40,671 $ 47,513 $ 38,022 $ 37,881 $ 38,103 Average assets $ 9,940,052 $ 9,141,159 $ 8,341,968 ROAA - GAAP net income 1.22% 1.26% 0.86 % PPNR ROAA - Non-GAAP 1.66% 2.07% 1.81 % Quarter ended ($ in thousands) Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 IMPACT OF PAYCHECK PROTECTION PROGRAM Tangible assets - Non-GAAP (see reconciliation above) $ 9,908,462 $ 9,467,920 $ 8,135,812 $ 8,123,961 PPP loans outstanding, net (737,660) (698,645) (819,100) (807,814) Adjusted tangible assets - Non-GAAP $ 9,170,802 $ 8,769,275 $ 7,316,712 $ 7,316,147 Tangible common equity Non - GAAP (see reconciliation above) $ 810,260 $ 795,324 $ 650,103 $ 634,423 Tangible common equity to tangible assets 8.18% 8.40% 7.99% 7.81 % Tangible common equity to tangible assets - adjusted tangible assets 8.84% 9.07% 8.89% 8.67 % AVERAGE SHAREHOLDERS’ EQUITY AND AVERAGE TANGIBLE COMMON EQUITY Average shareholder’s equity $ 1,096,481 Less average goodwill 260,567 Less average intangible assets 22,346 Average tangible common equity $ 813,568 Return on average tangible common equity 14.92% 20

Q & A First Quarter 2021 Earnings Webcast